UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 25, 2011 (February 24, 2011)

WesBanco, Inc.
 (Exact name of registrant as specified in its charter)

West Virginia	000-08467	55-0571723
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1 Bank Plaza, Wheeling, WV	26003
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code       (304) 234-9000

Former name or former address, if changed since last report  Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

     The Board of Directors of WesBanco, Inc. (the “Corporation”) approved an amendment of the Corporation’s Bylaws to be effective as of February 24, 2011 (the “First Amendment”).  The First Amendment amended Section 1 of Article X of the Corporation’s prior Bylaws to reduce the number of items in the Bylaws that required an affirmative vote of not less than 75 percent of the outstanding shares of the capital stock of the Corporation to amend, alter, or repeal, to the first three sentences of Section 2 of Article III, in order to conform the Bylaws to the Corporation’s charter.

     Immediately following the approval of the First Amendment, the Board of Directors of the Corporation approved an amendment and restatement of the First Amendment to be effective as of February 24, 2011 (the “Amended and Restated Bylaws”). The principal differences between the Amended and Restated Bylaws and the First Amendment are as follows:

     Procedural Requirements for a Shareholder Requesting a Special Meeting

     The amendments to Section 3 of Article II of the Amended and Restated Bylaws outline the procedures for shareholder requests for a special meeting; the timing for delivery of the meeting notice by the Corporation; and the timing for convening of the meeting. In addition, the amendments set forth the information required to be provided to the Corporation when submitting the request. This required information is the same information that a shareholder would be required to submit with a proposal of business to be conducted at an annual meeting or at a special meeting that has already been scheduled by the Board of Directors. The amendments also clarify that while a shareholder may request that a special meeting be held to elect one or more directors, any shareholder nominations of individuals to be elected at a meeting of shareholders must be made under revised Sections 4, 5 and 6 of Article III of the Bylaws.

     The West Virginia Business Corporation Act requires that the Corporation and not its shareholders provide the notice of meeting of shareholders. The revisions to Section 3 of Article II provide not only a deadline by which the Corporation must provide the notice of a special meeting to the shareholders when a special meeting is requested by a shareholder in accordance with Section 3 of Article II, but also establish the time period in which the Corporation must convene the meeting.

     Advance Notice Requirements

     Sections 4, 5, 6, 7 and 8 of Article II of the Amended and Restated Bylaws are new and revised sections which require shareholders intending to bring business, other than a director nomination at a shareholders’ meeting, to have provided the Corporation advance written notice of such business, generally between 90 and 120 days before the shareholders’ meeting. Sections 4, 5, 6, 7 and 8 of Article II (i) explicitly provide that, other than nominations of directors (which must be made in compliance with Sections 4, 5 and 6 of Article III of the Amended and Restated Bylaws), Sections 4, 5, 6, 7 and 8 of Article II are the exclusive means for a shareholder to submit such business, other than proposals governed by Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (which provides its own procedural requirements) and (ii) set forth the required disclosures regarding the shareholders making such proposals, which include, among other things, a brief description of such business, the class and number of shares of stock of the Corporation owned beneficially by the proposing shareholder and any material interest of the proposing shareholder in the proposed business. In addition, the Amended and Restated Bylaws provide that a shareholder bringing business at a shareholders’ meeting must not only be a shareholder at the time of the notice, but also at the time of the meeting.

     Sections 4, 5 and 6 of Article III of the Amended and Restated Bylaws are new and revised sections which require shareholders intending to make a director nomination at a shareholders’ meeting to have provided the Corporation advance written notice of such nominations, no later than (i) with respect to an election to be held at an annual meeting, 90 days prior to the anniversary of the previous year’s annual shareholder meeting, or (ii) with respect to an election to be held at a special meeting of shareholders, the close of business on the 10th day following the date on which notice of such meeting is first given to the shareholders. Sections 4, 5 and 6 of Article III (i) explicitly provide that Sections 4, 5 and 6 of Article III are the exclusive means for a shareholder to make such nominations, other than proposals governed by Rule 14a-11 of the Exchange Act (which provides its own procedural requirements) and (ii) set forth the required disclosures regarding (A) the shareholders making such nomination, which include, among other things, the class and number of shares of stock of the Corporation owned beneficially by the proposing shareholder and any relationship between the shareholder and the proposed nominee and (B) the nominee, which include, among other things, all information relating to such person that would be required to be disclosed in solicitations of proxies for elections of directors. In addition, the Amended and Restated Bylaws provide that a shareholder making a director nomination at a shareholders’ meeting must not only be a shareholder at the time of the notice, but also at the time of the meeting.

     Miscellaneous

     The Amended and Restated Bylaws contain a number of conforming and other changes, such as (i) providing for the Board of Directors to designate the date of the annual shareholder meeting, (ii) providing for shareholder voting by proxy, (iii) providing for electronic transmission of communications, (iv) providing for the Board of Directors and Members of any Committee to act unanimously without a meeting, (v) providing for the tenure of officers of the Corporation, (vi) providing for the Board of Directors to declare dividends, and (vii) revisions to provisions concerning (A) the annual meeting of shareholders, (B) director qualifications, (C) indemnification of directors and officers and (D) amendment of the Amended and Restated Bylaws.

     The Amended and Restated Bylaws, and a copy marked to show changes from the prior Bylaws, are included as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

     (d) Exhibits

Exhibit 3.1	Amended and Restated Bylaws of WesBanco, Inc., effective as of February 24, 2011.

Exhibit 3.2	Amended and Restated Bylaws of WesBanco, Inc., marked to show changes against the prior Bylaws, effective as of February 24, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WesBanco, Inc.
(Registrant)

Date: February 25, 2011	/s/ Robert H. Young
Robert H. Young
Executive Vice President and
Chief Financial Officer